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                                                                   Exhibit 10.13

                 1999 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN OF
                          bright-technologies.com, inc.

      1. Purpose. The purpose of this Plan is to advance the interests of bright-technologies.com, inc., a Delaware corporation (the "Company"), by providing an additional incentive to attract and retain qualified and competent directors, upon whose efforts and judgment the success of the Company is largely dependent, through the encouragement of stock ownership in the Company by such persons.

      2. Definitions. As used herein, the following terms shall have the meaning indicated:

            (a) "Board" shall mean the Board of Directors of bright-technologies.com, inc.

            (b) "Committee" shall mean the committee, if any, appointed by the Board pursuant to Section 12 hereof.

            (c) "Common Stock" shall mean the common stock, par value one tenth of one cent ($0.001) of the Company.

            (d) "Date of Grant" shall mean the date on which an Option is granted to an Eligible Person pursuant to this Plan.

            (e) "Director" shall mean a member of the Board.

            (f) "Eligible Person(s)" shall mean those persons who are Directors of the Company and who are not employees of the Company or a Subsidiary.

            (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            (h) "Fair Market Value" of a Share on any date means the closing price on the business day immediately preceding such date. For this purpose, the closing price of a Share on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, the last reported sale price of the Common Stock on such exchange, as reported in any newspaper of general circulation, (ii) if actual transactions in the Common Stock are included in the Nasdaq National Market or are reported on a consolidated transaction reporting system, the closing sales price of the Common Stock on such system, (iii) if the Common Stock is otherwise quoted on the Nasdaq system, or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system, (iv) if none of clause (i), (ii) or (iii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Daily Quotation Service if at least two securities dealers have inserted both bid and asked

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      quotations for the Common Stock on at least five (5) of the ten (10)
      preceding days and (v) if none of clause (i), (ii), (iii) or (iv) is applicable, the price determined by the Board in the exercise of its good faith discretion.

            (i) "Internal Revenue Code" or "Code" shall mean the Internal Revenue Code of 1986, as it now exists or may be amended from time to time.

            (j) "Non-Employee Director" shall have the meaning set forth in Rule 16b-3 of the Exchange Act or any successor provision thereof.

            (k) "Nonqualified Stock Option" shall mean an option that is not an incentive stock option as defined in Section 422 of the Internal Revenue Code.

            (l) "Option" (when capitalized) shall mean any option granted under
      Section 4 of this Plan.

            (m) "Optionee" shall mean a person to whom an Option is granted under this Plan or any successor to the rights of such person under this Plan by reason of the death of such person.

            (n) "Plan" shall mean this 1999 Non-Employee Director Stock Option Plan of bright-technologies.com, inc.

            (o) "Share(s)" shall mean a share or shares of the Common Stock.

            (p) "Subsidiary" shall mean any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

      Other terms shall have the meanings set forth elsewhere herein.

      3. Shares and Options.

            (a) The maximum number of Shares to be issued pursuant to Options under this Plan, shall be Fifty Thousand (50,000) Shares. Shares issued pursuant to Options granted under this Plan may be issued from Shares held in the Company's treasury or from authorized and unissued Shares. If any Option granted under this Plan shall terminate, expire, or be canceled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares.

            (b) Each Option granted hereunder shall be evidenced by an option agreement (an "Option Agreement") and shall contain such terms as are not inconsistent with this Plan or any applicable law. Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Option under this Plan shall not be eligible to receive any Option under this Plan for the duration of such waiver. Any Option granted hereunder shall be a Nonqualified Stock Option.


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            (c) Neither the Plan nor any Option granted under the Plan shall confer upon any person any right to continue to serve as a Director.

      4. Discretionary Grants of Options.

            (a) At any time and from time to time during the term of this Plan and subject to the provisions herein, Options may be granted by the Committee to any Eligible Person for such number of Shares as the Committee in its discretion shall deem to be in the best interest of the Company and which will serve to further the purposes of the Plan. Upon the grant of an Option, the Company shall promptly deliver to such Eligible Person an Option Agreement. Options granted pursuant to this Section 4(a) shall vest according to the vesting schedule provided in the Option Agreement and shall be exercisable for the term provided in the Option Agreement. In the event no term is provided in the Option Agreement, such term shall be ten (10) years.

            (b) The Options granted to Directors pursuant to Section 4(a) herein shall be in addition to any other benefits with respect to the Director's position with the Company or its Subsidiaries.

      5. Option Price. The option price per Share of any Option granted pursuant to this Plan shall be one hundred percent (100%) of the Fair Market Value per Share on the Date of Grant.

      6. Exercise of Options. Options may be exercised at any time after the date on which the Options, or any portion thereof, are vested until the Option expires pursuant to Section 7; provided, however, that at least six months must elapse from the date of the acquisition of the Option to the date of disposition of the Option (other than upon exercise or conversion) or the underlying Shares. An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option Agreement,
(ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made and (iii) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee's payment to the Company of the amount, if any, that the Committee determines to be necessary for the Company to withhold in accordance with applicable federal or state income tax withholding requirements. Pursuant to procedures approved by the Committee, tax withholding requirements, at the option of an Optionee, may be met by withholding Shares otherwise deliverable to the Optionee upon the exercise of an Option. Unless further limited by the Committee in any Option Agreement, the Option price of any Shares purchased shall be paid solely in cash, by certified or cashier's check, by money order, with Shares (but with Shares that have been owned by the Optionee for at least six months and only if permitted by the Option Agreement or otherwise permitted by the Committee in its sole discretion at the time of exercise) or by a combination of the above; provided, however, that the Committee in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date the Shares are received by the Company.


                                       3.
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An Option shall not at any time be exercisable with respect to less than 100
Shares unless the remaining Shares covered by the Option are less than 100
Shares.

      7. Termination of Option Period. The unexercised portion of an Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

            (a) sixty (60) days after the date that an Optionee ceases to be a Director regardless of the reason therefor other than as a result of such termination by death of the Optionee;

            (b) one (1) year after the date that an Optionee ceases to be a Director by reason of death of the Optionee or six (6) months after the Optionee shall die if that shall occur during the sixty-day period described in Subsection 7(a) herein; or

            (c) the expiration date of the term of such Option.

      8. Adjustment of Provisions.

            (a) If at any time while this Plan is in effect or unexercised Options are outstanding, (1) there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend, stock split, combination of shares or through any recapitalization resulting in a stock split-up, spin-off, combination or exchange of Shares or (2) the value of the outstanding shares of Common Stock of the Company is reduced by reason of an extraordinary cash dividend, then and in each such event:

                  (i) appropriate adjustment shall be made in the maximum number of Shares then subject to being optioned under this Plan, so that the same proportion of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

                  (ii) appropriate adjustment shall be made in the number of
            Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same proportion of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

            (b) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or exercise price of Shares then subject to outstanding Options granted under this Plan.


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            (c) Without limiting the generality of the foregoing, the existence of outstanding Options granted under this Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate
      (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

      9. Reorganizations.

            (a) Notwithstanding anything contained in this Plan or any Option Agreement to the contrary, in the event of a Change of Control, as defined below, all or any of the following may, in the sole discretion of the Committee, occur with respect to any and all Options outstanding as of such Change of Control:

                  (i) automatic acceleration of the vesting of such Options so that such Options may be immediately exercised in full on or before the relevant date fixed in the Option Agreement;

                  (ii) upon exercise of an Option during the 60-day period from and after the date of a Change of Control, the Optionee exercising the Option may in lieu of the receipt of Shares upon the exercise of the Option, elect by written notice to the Company to receive an amount in cash equal to the excess of the aggregate Value (as defined below) of the Shares covered by the Option or portion thereof surrendered determined on the date the Option is exercised, over the aggregate exercise price of the Option (such excess is referred to herein as the "Aggregate Spread"); provided, however, and notwithstanding any other provision of this Plan, if the end of such 60-day period from and after the date of a Change of Control is within six months of the Date of Grant, such Option shall be canceled in exchange for a cash payment to the Optionee equal to the Aggregate Spread on the day which is six months and one day after the Date of Grant of such Option. As used in this Section 9(a), the term "Value" means the higher of (i) the highest Fair Market Value during the 60-day period from and after the date of a Change of Control and (ii) if the Change of Control is the result of a transaction or series of transactions described in paragraphs (i) or
            (iii) of the definition of Change of Control, the highest price per share of the Common Stock paid in such transaction or series of transactions (which in the case of paragraph (i) shall be the highest price per Share as reflected in a Schedule 13D filed by the person having made the acquisition);

                  (iii) if an Optionee ceases to be a Director regardless of the reason therefor other than death following a Change of Control, any Option held by such


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            Optionee may be exercised by such Optionee until the earlier of sixty (60) days after the Optionee ceases to be a Director or the expiration date of such Option;

                  (iv) all Options become non-cancelable;

                  (v) if the Option shall remain exercisable after any such
            Change of Control, from and after such Change of Control, any such Option shall be exercisable only for the kind and amount of securities and/or other property, or the cash equivalent thereof, receivable as a result of such Change of Control by the holder of a number of shares of stock for which such Option could have been exercised immediately prior to such Change of Control.

            (b) "Change of Control" of the Company shall be deemed to have occurred upon the happening of any of the following events:

                  (i) the acquisition, other than from the Company, by any
            individual, entity or group (within the meaning of Section 13(d)(3) of the Exchange Act) of beneficial ownership of thirty percent (30%) or more of either the then outstanding shares of Common Stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors;

                  (ii) individuals who, as of April 23, 1999, constitute the
            Board as of the date thereof (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a Director subsequent to such date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act);

                  (iii) approval by the stockholders of the Company of a
            reorganization, merger or consolidation of the Company, in each case, with respect to which the individuals and entities who were the respective beneficial owners of the Common Stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than sixty percent (60%) of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the Company resulting from such reorganization, merger or consolidation;


                                       6.
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                  (iv) consummation by the Company of the sale or other
            disposition by the Company of all or substantially all of the Company's assets; or

                  (v) approval by the stockholders of the Company or any order by a court of competent jurisdiction of a plan of liquidation of the Company.

            (c) If the Company shall consummate any merger, consolidation or other reorganization not involving a Change of Control (a "Reorganization") in which holders of shares of Common Stock are entitled to receive in respect of such shares any securities, cash or other consideration (including, without limitation, a different number of shares of Common Stock), each Option outstanding under this Plan shall thereafter be exercisable, in accordance with this Plan, only for the kind and amount of securities, cash and/or other consideration receivable upon such Reorganization by a holder of the same number of shares of Common Stock as are subject to that Option immediately prior to such Reorganization, and any adjustments will be made to the terms of the Option in the sole discretion of the Committee as it may deem appropriate to give effect to the Reorganization.

      10. Transferability of Options. Each Option Agreement shall provide that such Option shall not be transferable by the Optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order and that so long as an Optionee lives, only such Optionee or his or her guardian or legal representative shall have the right to exercise the related Option.

      11. Issuance of Shares. No person shall be, or have any of the rights or privileges of, a stockholder of the Company with respect to any of the Shares subject to an Option unless and until certificates representing such Shares shall have been issued and delivered to such person. As a condition of any transfer of the certificate for Shares, the Committee may obtain such agreements or undertakings, if any, as it may deem necessary or advisable to assure compliance with any provision of this Plan, any Option Agreement or any law or regulation, including, but not limited to, the following:

                  (i) A representation, warranty or agreement by the Optionee to the Company, at the time any Option is exercised, that he or she is acquiring the Shares to be issued to him or her for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                  (ii) A representation, warranty or agreement to be bound by any legends that are, in the opinion of the Committee, necessary or appropriate to comply with the provisions of any securities law deemed by the Committee to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

      Share certificates issued to an Optionee who is a party to any stockholder agreement or a similar agreement shall bear the legends contained in such agreements.


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      12. Administration of the Plan.

            (a) This Plan shall be administered by a stock option committee (the "Committee") consisting of not fewer than two (2) Non-Employee Directors; provided, however, that if no Committee is appointed, the full Board shall administer this Plan and in such case all references to the Committee shall be deemed to be references to the Board. The Committee shall have all of the powers of the Board with respect to this Plan. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board, and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

            (b) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of this Plan. The Committee may at any time terminate this Plan or make such modification or amendment thereof as it deems advisable. Termination or any modification or amendment of this Plan shall not, without consent of the Optionee, affect his rights under an Option previously granted to him. The determinations and the interpretation and construction of any provision of this Plan by the Committee shall be final and conclusive.

            (c) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting or (ii) without a meeting by the written approval of all of the members of the Committee.

      13. Interpretation.

            (a) If any provision of this Plan is held invalid for any reason, such holding shall not affect the remaining provisions hereof, but instead this Plan shall be construed and enforced as if such provision had never been included in this Plan.

            (b) THIS PLAN SHALL BE GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO DELAWARE CONFLICT OF LAW PROVISIONS.

            (c) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

            (d) Any reference to the masculine, feminine or neuter gender shall be a reference to such other gender as is appropriate.

      14. Section 83(b) Election. If as a result of exercising an Option an Optionee receives Shares that are subject to a "substantial risk of forfeiture" and are not "transferable" as those terms are defined for purposes of Section 83(a) of the Code, then such Optionee may elect under Section 83(b) of the Code to include in his gross income, for his taxable year in which the Shares are transferred to such Optionee, the excess of the Fair Market Value of such Shares at the time of transfer (determined without regard to any restriction other than one which by its terms will never lapse), over the amount paid for the Shares. If the Optionee makes the Section 83(b)


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election described above, the Optionee shall (i) make such election in a manner that is satisfactory to the Committee, (ii) provide the Company with a copy of such election, (iii) agree to promptly notify the Company if any Internal Revenue Service or state tax agent, on audit or otherwise, questions the validity or correctness of such election or of the amount of income reportable on account of such election, and (iv) agree to such withholding as the Committee may reasonably require in its sole and absolute discretion.

      15. Effective Date and Termination Date. The effective date of this Plan is April 23, 1999 and the effective date of any amendment to this Plan is the date on which the Board adopted such amendment; provided, however, if this Plan is not approved by the stockholders of the Company within twelve (12) months after the effective date, then, in such event, this Plan and all Options granted pursuant to this Plan shall be null and void. This Plan shall terminate on April 23, 2009, and any Option outstanding on such date will remain outstanding until it has either expired or has been exercised.


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